Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2021

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions...................................................................................................	1
Financial Highlights........................................................................................................	2
Consolidated Financial Statements
Income Statements....................................................................................................	3
Balance Sheets..........................................................................................................	4
GAAP Underwriting Results
Consolidated..............................................................................................................	5-7
Commercial Lines.....................................................................................................	8-10
Personal Lines...........................................................................................................	11-13
Investments
Net Investment Income and Yields...........................................................................	14
Investment Portfolio...................................................................................................	15
Credit Quality and Duration of Fixed Maturities.....................................................	16
Top 25 Corporate and Municipal Fixed Maturity Holdings....................................	17
Reconciliation of Operating Income to Net Income................................................	18
Other Information
Non-GAAP Financial Measures...............................................................................	19
Corporate Information...............................................................................................	20
Market and Dividend Information.............................................................................	20
Financial Strength and Debt Ratings.......................................................................	20

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third-party general liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (which may include flood), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property. Commercial automobile policies are often written in conjunction with other commercial policies.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of management and professional liability, which covers primarily professional, management and medical liability, which provides protection for directors, officers and other employees of companies that may be sued in connection with their performance, and errors and omissions protection to companies and individuals against negligence or bad faith, as well as protection for employment practices liability; marine, which includes inland and ocean marine, and insures businesses against physical losses to property; Hanover Programs, which includes coverage to markets where there are specialty coverage or risk management needs related to groups of similar businesses; specialty industrial and commercial property, which provides insurance to small and medium-sized chemical, paint, solvent and other manufacturing and distribution companies; monoline general liability, which covers bodily injury, property damage and personal injury arising from products sold or accidents occurring on premises, or from operations; surety, which provides businesses with contract surety coverage in the event of claims for non-performance or non-payment and commercial surety coverage related to fiduciary or regulatory obligations; and other commercial lines, which includes umbrella, fidelity and crime.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

Other Personal Lines are comprised of personal umbrella, inland marine (jewelry, art, etc.), fire, personal watercraft, personal cyber and other miscellaneous coverages.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses and a discontinued run-off voluntary property and casualty pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except earnings per share)	2020	2021	2021	2021	2021	2020	2021
PREMIUMS
Gross premiums written	$1,235.5	$1,337.6	$1,342.8	$1,493.2	$1,170.7	5,154.5	$5,344.3

Net premiums written	1,112.1	1,196.1	1,207.2	1,375.2	1,214.9	4,598.5	4,993.4

Net premiums earned	1,154.0	1,161.8	1,179.8	1,186.0	1,242.6	4,527.4	4,770.2

EARNINGS
Operating income before interest and taxes	$150.3	$85.1	$137.3	$47.0	$162.9	484.7	$432.3
Operating income after taxes	112.0	61.4	104.0	30.8	122.1	355.0	318.3

Income from continuing operations	165.9	92.8	129.6	34.8	162.8	362.0	420.0

Net income	164.6	92.7	128.5	34.0	163.5	358.7	418.7

PER SHARE DATA (DILUTED)

Operating income after taxes	$3.02	$1.66	$2.85	$0.85	$3.38	9.32	$8.73

Income from continuing operations	4.47	2.52	3.55	0.96	4.51	9.50	11.52

Net income	4.43	2.51	3.52	0.94	4.53	9.42	11.49

Dilutive weighted average shares outstanding	37.1	36.9	36.5	36.3	36.1	38.1	36.4

Basic weighted average shares outstanding	36.7	36.4	35.9	35.7	35.5	37.7	35.9

BALANCE SHEET
	December 31	March 31	June 30	September 30	December 31
(In millions, except per share data)	2020	2021	2021	2021	2021

Total assets	$13,443.7	$13,448.0	$13,728.1	$14,105.3	$14,254.3
Total loss and loss adjustment expense reserves	6,024.0	6,223.7	6,343.4	6,540.1	6,447.6
Total shareholders' equity	3,202.2	3,046.8	3,154.0	3,102.3	3,144.9
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	2,774.1	2,804.2	2,849.3	2,845.5	2,960.0

Property and Casualty Companies
Statutory surplus	$2,588.5	$2,667.7	$2,547.1	$2,548.4	$2,720.0
Premium to surplus ratio	1.78:1	1.75:1	1.88:1	1.92:1	1.83:1

Book value per share	$87.96	$84.21	$88.23	$87.04	$88.59
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	$76.20	$77.50	$79.71	$79.84	$83.38
Tangible book value per share (total book value excluding goodwill
and intangibles)	$82.55	$78.78	$82.76	$81.54	$83.08

Shares outstanding	36.4	36.2	35.8	35.6	35.5

Total debt/equity	24.4%	25.6%	24.8%	25.2%	24.8%
Total debt/total capital	19.6%	20.4%	19.9%	20.1%	19.9%

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended December 31			Year ended December 31
(In millions)	2021	2020	% Change	2021	2020	% Change

REVENUES
Premiums earned	$1,242.6	$1,154.0	7.7	$4,770.2	$4,527.4	5.4
Net investment income	79.5	70.2	13.2	310.7	265.1	17.2
Net realized and unrealized investment gains (losses):
Net realized gains (losses) from sales and other	(2.2)	5.8	N/M	4.6	17.9	(74.3)
Net change in fair value of equity securities	53.2	57.8	(8.0)	119.1	13.4	N/M
Impairment recoveries (losses) on investments	(0.6)	1.6	N/M	(0.7)	(26.3)	(97.3)
Total net realized and unrealized investment gains	50.4	65.2	(22.7)	123.0	5.0	N/M
Fees and other income	6.0	6.4	(6.2)	23.9	27.3	(12.5)
Total revenues	1,378.5	1,295.8	8.7	5,227.8	4,824.8	8.4

LOSSES AND EXPENSES
Losses and loss adjustment expenses	763.8	695.3	9.9	3,134.2	2,845.2	10.2
Amortization of deferred acquisition costs	254.2	239.1	6.3	982.7	951.0	3.3
Interest expense	8.5	8.5	-	34.0	37.1	(8.4)
Loss from repayment of debt	-	-	-	-	6.2	N/M
Other operating expenses	147.2	145.9	0.9	555.6	540.5	2.8
Total losses and expenses	1,173.7	1,088.8	8.0	4,706.5	4,380.0	7.5

Income from continuing operations before income taxes	204.8	207.0	(1.1)	521.3	444.8	17.2
Income tax expense	42.0	41.1	2.2	101.3	82.8	22.3
	\
Income from continuing operations	162.8	165.9	(1.9)	420.0	362.0	16.0

Discontinued operations (net of taxes):
			-
Income from Chaucer business	1.2	0.4	N/M	1.2	0.4	N/M
Loss from discontinued life businesses	(0.5)	(1.7)	(70.6)	(2.5)	(3.7)	(32.4)

Net income	$163.5	$164.6	(0.7)	$418.7	$358.7	16.7

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	December 31	December 31
(In millions, except per share data)	2021	2020	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,514.8 and $6,945.6)	$7,723.9	$7,454.4	3.6
Equity securities, at fair value	661.3	598.5	10.5
Other investments	767.4	793.2	(3.3)
Total investments	9,152.6	8,846.1	3.5
Cash and cash equivalents	230.9	120.6	91.5
Accrued investment income	49.8	51.2	(2.7)
Premiums and accounts receivable, net	1,469.5	1,339.3	9.7
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,907.3	1,874.3	1.8
Deferred acquisition costs	552.0	477.5	15.6
Goodwill	178.8	178.8	-
Other assets	606.3	445.7	36.0
Assets of discontinued businesses	107.1	110.2	(2.8)
Total assets	$14,254.3	$13,443.7	6.0

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,447.6	$6,024.0	7.0
Unearned premiums	2,734.9	2,482.7	10.2
Expenses and taxes payable	907.7	687.5	32.0
Deferred income tax liability	60.8	97.3	(37.5)
Reinsurance premiums payable	55.1	48.4	13.8
Debt	781.6	780.8	0.1
Liabilities of discontinued businesses	121.7	120.8	0.7
Total liabilities	11,109.4	10,241.5	8.5

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,887.2	1,857.4	1.6
Accumulated other comprehensive income	122.2	372.5	(67.2)
Retained earnings	2,983.2	2,668.0	11.8
Treasury stock at cost (25.0 million and 24.1 million shares)	(1,848.3)	(1,696.3)	9.0
Total shareholders' equity	3,144.9	3,202.2	(1.8)
Total liabilities and shareholders' equity	$14,254.3	$13,443.7	6.0

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended December 31

	2021				2020

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$830.9	$339.8	$-	$1,170.7	$759.4	$476.1	$-	$1,235.5

Net premiums written	$712.7	$502.2	$-	$1,214.9	$650.1	$462.0	$-	$1,112.1

Net premiums earned	$745.9	$496.7	$-	$1,242.6	$683.7	$470.3	$-	$1,154.0

Losses and LAE:

Current accident year, excluding catastrophe losses	417.6	321.6	-	739.2	385.5	280.7	-	666.2

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(11.4)	(3.0)	-	(14.4)	(6.3)	-	0.3	(6.0)

Current accident year catastrophe losses	15.5	23.5	-	39.0	10.6	25.0	-	35.6

Prior accident year favorable catastrophe loss development	-	-	-	-	(0.6)	0.1	-	(0.5)

Total losses and LAE	421.7	342.1	-	763.8	389.2	305.8	0.3	695.3

Amortization of deferred acquisition costs and other underwriting expenses	256.6	137.6	-	394.2	238.6	136.1	-	374.7
			-
GAAP underwriting profit (loss)	67.6	17.0	-	84.6	55.9	28.4	(0.3)	84.0
			-
Net investment income	53.7	22.9	2.9	79.5	46.6	20.4	3.2	70.2

Other income	2.3	2.6	1.1	6.0	2.4	2.6	1.4	6.4

Other operating expenses	(2.7)	(1.6)	(2.9)	(7.2)	(1.7)	(0.6)	(8.0)	(10.3)

Operating income (loss) before income taxes	$120.9	$40.9	$1.1	$162.9	$103.2	$50.8	$(3.7)	$150.3

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	55.9%	64.8%	N/M	59.6%	56.3%	59.7%	N/M	57.8%

Prior accident year favorable reserve development, excluding catastrophe losses	(1.5)%	(0.6)%	N/M	(1.2)%	(0.9)%	-	N/M	(0.5)%

Current accident year catastrophe losses	2.1%	4.7%	N/M	3.1%	1.6%	5.3%	N/M	3.0%

Prior accident year favorable catastrophe loss development	-	-	N/M	-	(0.1)%	-	N/M	-
Total loss and LAE ratio	56.5%	68.9%	N/M	61.5%	56.9%	65.0%	N/M	60.3%

Expense ratio	34.2%	27.3%	N/M	31.4%	34.6%	28.4%	N/M	32.1%

Combined ratio	90.7%	96.2%	N/M	92.9%	91.5%	93.4%	N/M	92.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Year ended December 31

	2021				2020

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$3,448.9	$1,895.4	$-	$5,344.3	$3,201.0	$1,953.5	$-	$5,154.5

Net premiums written	$2,983.7	$2,009.7	$-	$4,993.4	$2,733.1	$1,865.4	$-	$4,598.5

Net premiums earned	$2,840.8	$1,929.4	$-	$4,770.2	$2,683.3	$1,844.1	$-	$4,527.4

Losses and LAE:

Current accident year, excluding catastrophe losses	1,617.9	1,169.8	-	2,787.7	1,534.1	1,039.1	0.1	2,573.3

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(34.0)	(23.1)	1.0	(56.1)	(19.0)	(0.7)	4.2	(15.5)

Current accident year catastrophe losses	239.3	178.3	-	417.6	151.0	152.8	-	303.8

Prior accident year unfavorable (favorable) catastrophe loss development	(12.0)	(3.0)	-	(15.0)	(18.8)	1.7	-	(17.1)

Total losses and LAE	1,811.2	1,322.0	1.0	3,134.2	1,647.3	1,192.9	4.3	2,844.5

Amortization of deferred acquisition costs and other underwriting expenses	967.7	542.3	-	1,510.0	929.7	518.3	-	1,448.0
			-
GAAP underwriting profit (loss)	61.9	65.1	(1.0)	126.0	106.3	132.9	(4.3)	234.9

Net investment income	209.4	89.4	11.9	310.7	175.3	76.7	13.1	265.1

Other income	9.7	9.7	4.5	23.9	9.7	10.6	7.0	27.3

Other operating expenses	(11.1)	(5.7)	(11.5)	(28.3)	(15.9)	(7.7)	(19.0)	(42.6)

Operating income (loss) before income taxes	$269.9	$158.5	$3.9	$432.3	$275.4	$212.5	$(3.2)	$484.7

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.0%	60.6%	N/M	58.5%	57.2%	56.3%	N/M	56.8%

Prior accident year favorable reserve development, excluding catastrophe losses	(1.2)%	(1.2)%	N/M	(1.2)%	(0.7)%	-	N/M	(0.3)%

Current accident year catastrophe losses	8.4%	9.3%	N/M	8.7%	5.6%	8.3%	N/M	6.7%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.4)%	(0.2)%	N/M	(0.3)%	(0.7)%	0.1%	N/M	(0.4)%

Total loss and LAE ratio	63.8%	68.5%	N/M	65.7%	61.4%	64.7%	N/M	62.8%

Expense ratio	33.8%	27.7%	N/M	31.3%	34.4%	27.7%	N/M	31.6%

Combined ratio	97.6%	96.2%	N/M	97.0%	95.8%	92.4%	N/M	94.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2020	2021	2021	2021	2021	2020	2021

Gross premiums written	$1,235.5	$1,337.6	$1,342.8	$1,493.2	$1,170.7	$5,154.5	$5,344.3

Net premiums written	$1,112.1	$1,196.1	$1,207.2	$1,375.2	$1,214.9	$4,598.5	$4,993.4

Net premiums earned	$1,154.0	$1,161.8	$1,179.8	$1,186.0	$1,242.6	$4,527.4	$4,770.2

Losses and LAE:

Current accident year, excluding catastrophe losses	666.2	656.2	680.9	711.4	739.2	2,573.3	2,787.7

Prior accident year favorable reserve development, excluding catastrophe losses	(6.0)	(8.2)	(12.6)	(20.9)	(14.4)	(15.5)	(56.1)

Current accident year catastrophe losses	35.6	133.3	91.8	153.5	39.0	303.8	417.6

Prior accident year favorable catastrophe loss development	(0.5)	-	(15.0)	-	-	(17.1)	(15.0)

Total losses and LAE	695.3	781.3	745.1	844.0	763.8	2,844.5	3,134.2

Amortization of deferred acquisition costs and other underwriting expenses	374.7	371.2	371.7	372.9	394.2	1,448.0	1,510.0

GAAP underwriting profit (loss)	$84.0	$9.3	$63.0	$(30.9)	$84.6	$234.9	$126.0

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.8%	56.4%	57.8%	60.1%	59.6%	56.8%	58.5%

Prior accident year favorable reserve development, excluding catastrophe losses	(0.5)%	(0.7)%	(1.1)%	(1.8)%	(1.2)%	(0.3)%	(1.2)%

Current accident year catastrophe losses	3.0%	11.5%	7.8%	12.9%	3.1%	6.7%	8.7%

Prior accident year favorable catastrophe loss development	-	-	(1.3)%	-	-	(0.4)%	(0.3)%

Total loss and LAE ratio	60.3%	67.2%	63.2%	71.2%	61.5%	62.8%	65.7%

Expense ratio	32.1%	31.6%	31.2%	31.1%	31.4%	31.6%	31.3%

Combined ratio	92.4%	98.8%	94.4%	102.3%	92.9%	94.4%	97.0%

Combined ratio, excluding catastrophe losses	89.4%	87.3%	87.9%	89.4%	89.8%	88.1%	88.6%

Current accident year combined ratio, excluding catastrophe losses	89.9%	88.0%	89.0%	91.2%	91.0%	88.4%	89.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended December 31

	2021					2020

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$222.5	$79.2	$85.4	$325.6	$712.7	$209.1	$79.6	$79.2	$282.2	$650.1

Net premiums earned	$242.7	$87.5	$91.6	$324.1	$745.9	$230.3	$84.5	$83.8	$285.1	$683.7

Losses and LAE:

Current accident year, excluding catastrophe losses	139.3	59.0	54.6	164.7	417.6	130.1	54.5	50.4	150.5	385.5

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.4)	0.4	(10.0)	(0.4)	(11.4)	0.9	4.8	(10.4)	(1.6)	(6.3)

Current accident year catastrophe losses	8.1	1.1	-	6.3	15.5	3.5	0.6	-	6.5	10.6

Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)	(0.3)	-	0.4	-	(0.1)	-	-	(0.5)	(0.6)

Total losses and LAE	145.9	60.2	44.6	171.0	421.7	134.4	59.9	40.0	154.9	389.2

Amortization of deferred acquisition costs and other underwriting expenses					256.6					238.6

GAAP underwriting profit					67.6					55.9

Net investment income					53.7					46.6

Other income					2.3					2.4

Other operating expenses					(2.7)					(1.7)

Operating income before income taxes					$120.9					$103.2
								.

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.4%	67.4%	59.6%	50.8%	55.9%	56.5%	64.5%	60.1%	52.8%	56.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.6)%	0.5%	(10.9)%	(0.1)%	(1.5)%	0.4%	5.7%	(12.4)%	(0.6)%	(0.9)%

Current accident year catastrophe losses	3.3%	1.2%	-	2.0%	2.1%	1.5%	0.7%	-	2.3%	1.6%

Prior accident year unfavorable (favorable) catastrophe loss development	-	(0.3)%	-	0.1%	-	-	-	-	(0.2)%	(0.1)%
Total loss and LAE ratio	60.1%	68.8%	48.7%	52.8%	56.5%	58.4%	70.9%	47.7%	54.3%	56.9%

Expense ratio					34.2%					34.6%

Combined ratio					90.7%					91.5%

Change in policies in force	3.8%	(4.1)%	7.8%	5.0%	4.3%	2.0%	(7.7)%	7.2%	0.2%	1.2%
	-%
Retention	88.5%	83.2%	84.8%	N/M	86.7%	86.8%	81.9%	84.2%	N/M	85.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Year ended December 31

	2021					2020

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$978.6	$349.0	$354.7	$1,301.4	$2,983.7	$921.7	$336.0	$320.3	$1,155.1	$2,733.1

Net premiums earned	$951.9	$345.7	$346.0	$1,197.2	$2,840.8	$909.2	$335.3	$317.1	$1,121.7	$2,683.3

Losses and LAE:

Current accident year, excluding catastrophe losses	563.7	218.1	206.1	630.0	1,617.9	525.0	213.7	192.9	602.5	1,534.1

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(4.7)	3.4	(23.1)	(9.6)	(34.0)	14.2	15.5	(36.0)	(12.7)	(19.0)

Current accident year catastrophe losses	174.9	2.6	-	61.8	239.3	99.1	2.1	-	49.8	151.0

Prior accident year favorable catastrophe loss development	(8.3)	(1.3)	-	(2.4)	(12.0)	(14.4)	(0.1)	-	(4.3)	(18.8)

Total losses and LAE	725.6	222.8	183.0	679.8	1,811.2	623.9	231.2	156.9	635.3	1,647.3

Amortization of deferred acquisition costs and other underwriting expenses					967.7					929.7

GAAP underwriting profit					61.9					106.3

Net investment income					209.4					175.3

Other income					9.7					9.7

Other operating expenses					(11.1)					(15.9)

Operating income before income taxes					$269.9					$275.4

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	59.2%	63.0%	59.6%	52.6%	57.0%	57.7%	63.8%	60.9%	53.6%	57.2%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.5)%	1.0%	(6.7)%	(0.8)%	(1.2)%	1.6%	4.6%	(11.4)%	(1.1)%	(0.7)%

Current accident year catastrophe losses	18.4%	0.8%	-	5.2%	8.4%	10.9%	0.6%	-	4.5%	5.6%

Prior accident year favorable catastrophe loss development	(0.9)%	(0.4)%	-	(0.2)%	(0.4)%	(1.6)%	-	-	(0.4)%	(0.7)%
Total loss and LAE ratio	76.2%	64.4%	52.9%	56.8%	63.8%	68.6%	69.0%	49.5%	56.6%	61.4%

Expense ratio					33.8%					34.4%

Combined ratio					97.6%					95.8%

Change in policies in force	3.8%	(4.1)%	7.8%	5.0%	4.3%	2.0%	(7.7)%	7.2%	0.2%	1.2%

Retention	88.3%	83.7%	84.5%	N/M	86.7%	88.3%	81.9%	83.1%	N/M	86.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2020	2021	2021	2021	2021	2020	2021

Gross premiums written	$759.4	$884.0	$805.7	$928.3	$830.9	$3,201.0	$3,448.9

Net premiums written	$650.1	$757.4	$686.8	$826.8	$712.7	$2,733.1	$2,983.7

Net premiums earned	$683.7	$692.9	$703.4	$698.6	$745.9	$2,683.3	$2,840.8

Losses and LAE:

Current accident year, excluding catastrophe losses	385.5	388.9	403.9	407.5	417.6	1,534.1	1,617.9

Prior accident year favorable reserve development, excluding catastrophe losses	(6.3)	(3.3)	(7.9)	(11.4)	(11.4)	(19.0)	(34.0)

Current accident year catastrophe losses	10.6	118.8	30.2	74.8	15.5	151.0	239.3

Prior accident year favorable catastrophe loss development	(0.6)	-	(12.0)	-	-	(18.8)	(12.0)

Total losses and LAE	389.2	504.4	414.2	470.9	421.7	1,647.3	1,811.2

Amortization of deferred acquisition costs and other underwriting expenses	238.6	237.8	235.4	237.9	256.6	929.7	967.7
	-
GAAP underwriting profit (loss)	$55.9	$(49.3)	$53.8	$(10.2)	$67.6	$106.3	$61.9

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	56.3%	56.2%	57.4%	58.3%	55.9%	57.2%	57.0%

Prior accident year favorable reserve development, excluding catastrophe losses	(0.9)%	(0.5)%	(1.1)%	(1.6)%	(1.5)%	(0.7)%	(1.2)%

Current accident year catastrophe losses	1.6%	17.1%	4.3%	10.7%	2.1%	5.6%	8.4%

Prior accident year favorable catastrophe loss development	(0.1)%	-	(1.7)%	-	-	(0.7)%	(0.4)%

Total loss and LAE ratio	56.9%	72.8%	58.9%	67.4%	56.5%	61.4%	63.8%

Expense ratio	34.6%	34.1%	33.2%	33.8%	34.2%	34.4%	33.8%

Combined ratio	91.5%	106.9%	92.1%	101.2%	90.7%	95.8%	97.6%

Combined ratio, excluding catastrophe losses	90.0%	89.8%	89.5%	90.5%	88.6%	90.9%	89.6%

Current accident year combined ratio, excluding catastrophe losses	90.9%	90.3%	90.6%	92.1%	90.1%	91.6%	90.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2021				2020

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$300.3	$181.9	$20.0	$502.2	$283.7	$162.4	$15.9	$462.0

Net premiums earned	$305.3	$173.2	$18.2	$496.7	$293.4	$162.0	$14.9	$470.3

Losses and LAE:

Current accident year, excluding catastrophe losses	226.3	87.7	7.6	321.6	197.1	77.7	5.9	280.7

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(4.4)	1.9	(0.5)	(3.0)	1.7	(1.1)	(0.6)	-

Current accident year catastrophe losses	2.5	20.5	0.5	23.5	1.0	23.8	0.2	25.0

Prior accident year unfavorable (favorable) catastrophe loss development	(0.3)	0.3	-	-	(0.1)	0.1	0.1	0.1

Total losses and LAE	224.1	110.4	7.6	342.1	199.7	100.5	5.6	305.8

Amortization of deferred acquisition costs and other underwriting expenses				137.6				136.1

GAAP underwriting profit				17.0				28.4

Net investment income				22.9				20.4

Other income				2.6				2.6

Other operating expenses				(1.6)				(0.6)

Operating income before income taxes				$40.9				$50.8

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	74.1%	50.6%	41.8%	64.8%	67.2%	47.9%	39.6%	59.7%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.4)%	1.1%	(2.7)%	(0.6)%	0.6%	(0.7)%	(4.0)%	-

Current accident year catastrophe losses	0.8%	11.8%	2.7%	4.7%	0.3%	14.7%	1.3%	5.3%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.2%	-	-	-	0.1%	0.7%	-
	73.4%	63.7%	41.8%	68.9%	68.1%	62.0%	37.6%	65.0%

Expense ratio				27.3%				28.4%

Combined ratio				96.2%				93.4%

Change in policies in force	6.1%	6.0%	40.5%	8.7%	(2.8)%	(1.1)%	40.7%	0.4%
			.
Retention(1)	88.1%	89.4%	N/M	88.8%	81.8%	83.4%	N/M	82.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Year ended December 31

	2021				2020

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$1,230.4	$704.1	$75.2	$2,009.7	$1,151.5	$653.4	$60.5	$1,865.4

Net premiums earned	$1,193.8	$668.8	$66.8	$1,929.4	$1,145.8	$642.9	$55.4	$1,844.1

Losses and LAE:

Current accident year, excluding catastrophe losses	792.5	349.0	28.3	1,169.8	703.1	315.3	20.7	1,039.1

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(23.5)	1.2	(0.8)	(23.1)	4.5	(0.6)	(4.6)	(0.7)

Current accident year catastrophe losses	20.0	156.6	1.7	178.3	10.2	141.4	1.2	152.8

Prior accident year unfavorable (favorable) catastrophe loss development	(1.3)	(1.8)	0.1	(3.0)	0.7	0.8	0.2	1.7

Total losses and LAE	787.7	505.0	29.3	1,322.0	718.5	456.9	17.5	1,192.9

Amortization of deferred acquisition costs and other underwriting expenses				542.3				518.3

GAAP underwriting profit				65.1				132.9

Net investment income				89.4				76.7

Other income				9.7				10.6

Other operating expenses				(5.7)				(7.7)

Operating income before income taxes				$158.5				$212.5

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	66.4%	52.2%	42.4%	60.6%	61.3%	49.1%	37.4%	56.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(2.0)%	0.2%	(1.2)%	(1.2)%	0.4%	(0.1)%	(8.3)%	-

Current accident year catastrophe losses	1.7%	23.4%	2.6%	9.3%	0.9%	22.0%	2.1%	8.3%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	(0.3)%	0.1%	(0.2)%	0.1%	0.1%	0.4%	0.1%

Total loss and LAE ratio	66.0%	75.5%	43.9%	68.5%	62.7%	71.1%	31.6%	64.7%

Expense ratio				27.7%				27.7%

Combined ratio				96.2%				92.4%

Change in policies in force	6.1%	6.0%	40.5%	8.7%	(2.8)%	(1.1)%	40.7%	0.4%
				0
Retention(1)	86.6%	87.7%	N/M	87.2%	83.5%	84.7%	N/M	84.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2020	2021	2021	2021	2021	2020	2021

Gross premiums written	$476.1	$453.6	$537.1	$564.9	$339.8	$1,953.5	$1,895.4

Net premiums written	$462.0	$438.7	$520.4	$548.4	$502.2	$1,865.4	$2,009.7

Net premiums earned	$470.3	$468.9	$476.4	$487.4	$496.7	$1,844.1	$1,929.4

Losses and LAE:

Current accident year, excluding catastrophe losses	280.7	267.3	277.0	303.9	321.6	1,039.1	1,169.8

Prior accident year favorable reserve development, excluding catastrophe losses	-	(5.2)	(5.0)	(9.9)	(3.0)	(0.7)	(23.1)

Current accident year catastrophe losses	25.0	14.5	61.6	78.7	23.5	152.8	178.3

Prior accident year unfavorable (favorable) catastrophe loss development	0.1	-	(3.0)	-	-	1.7	(3.0)

Total losses and LAE	305.8	276.6	330.6	372.7	342.1	1,192.9	1,322.0

Amortization of deferred acquisition costs and other underwriting expenses	136.1	133.4	136.3	135.0	137.6	518.3	542.3

GAAP underwriting profit (loss)	$28.4	$58.9	$9.5	$(20.3)	$17.0	$132.9	$65.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	59.7%	57.0%	58.1%	62.4%	64.8%	56.3%	60.6%

Prior accident year favorable reserve development, excluding catastrophe losses	-	(1.1)%	(1.0)%	(2.0)%	(0.6)%	-	(1.2)%

Current accident year catastrophe losses	5.3%	3.1%	12.9%	16.1%	4.7%	8.3%	9.3%

Prior accident year unfavorable (favorable) catastrophe loss development	-	-	(0.6)%	-	-	0.1%	(0.2)%

Total loss and LAE ratio	65.0%	59.0%	69.4%	76.5%	68.9%	64.7%	68.5%

Expense ratio	28.4%	28.0%	28.2%	27.3%	27.3%	27.7%	27.7%

Combined ratio	93.4%	87.0%	97.6%	103.8%	96.2%	92.4%	96.2%

Combined ratio, excluding catastrophe losses	88.1%	83.9%	85.3%	87.7%	91.5%	84.0%	87.1%

Current accident year combined ratio, excluding catastrophe losses	88.1%	85.0%	86.3%	89.7%	92.1%	84.0%	88.3%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q4	Q1	Q2	Q3	Q4	YTD	YTD
(In millions, except yields)	2020	2021	2021	2021	2021	2020	2021

Net Investment Income

Fixed maturities	$54.8	$54.5	$53.9	$54.2	$54.3	$222.5	$216.9
Limited partnerships	8.7	15.1	15.5	18.9	18.7	16.7	68.2
Mortgage loans	4.4	5.4	4.2	4.0	4.4	17.5	18.0
Equity securities	4.0	3.8	3.8	3.7	4.3	14.8	15.6
Other investments	0.8	0.7	0.9	0.7	0.7	3.2	3.0
Investment expenses	(2.5)	(2.7)	(2.7)	(2.7)	(2.9)	(9.6)	(11.0)
Total	$70.2	$76.8	$75.6	$78.8	$79.5	$265.1	$310.7

Pre-tax Yields
Fixed maturities	3.15%	3.11%	3.02%	2.96%	2.90%	3.33%	2.99%
Total	3.45%	3.74%	3.65%	3.72%	3.69%	3.35%	3.70%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost or cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
December 31, 2021
(In millions)
						Change in	Change in
	Weighted	Amortized			Net	Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Gain (Loss)	During Q4	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$394.3	$396.2	4.2%	$1.9	$(1.6)	$(13.7)
Foreign government	A-	2.2	2.6	-	0.4	-	(0.1)
Municipals:
Taxable	AA	1,149.2	1,173.0	12.5%	23.8	(9.6)	(36.1)
Tax-exempt	AA	27.0	27.8	0.3%	0.8	-	(0.9)
Corporate:
NAIC 1	A	1,407.3	1,476.4	15.7%	69.1	(19.4)	(69.5)
NAIC 2	BBB	2,178.8	2,257.7	24.1%	78.9	(33.1)	(102.4)
NAIC 3 and below	BB-	345.1	356.0	3.8%	10.9	(3.8)	(10.6)
Total corporate	BBB+	3,931.2	4,090.1	43.6%	158.9	(56.3)	(182.5)
Asset-backed:
Residential mortgage-backed	AAA	1,068.2	1,069.6	11.4%	1.4	(9.1)	(31.1)
Commercial mortgage-backed	AA+	802.4	824.4	8.8%	22.0	(11.1)	(32.6)
Asset-backed	A-	140.3	140.2	1.5%	(0.1)	(2.0)	(2.7)
Total fixed maturities	A+	7,514.8	7,723.9	82.3%	209.1	(89.7)	(299.7)
Equity securities		661.3	661.3	7.0%	-	-	-
Mortgage and other loans		434.0	434.0	4.6%	-	-	-
Other investments		333.4	333.4	3.6%	-	-	-
Total investments		8,943.5	9,152.6	97.5%	209.1	(89.7)	(299.7)
Cash and cash equivalents		230.9	230.9	2.5%	-	-	-
Total		$9,174.4	$9,383.5	100.0%	$209.1	$(89.7)	$(299.7)

(1) Net of allowance for credit losses of $7.4 million.

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
December 31, 2021

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$4,867.5	$4,987.6	64.6%
2	Baa	2,302.2	2,380.4	30.8%
3	Ba	216.9	225.2	2.9%
4	B	123.2	125.3	1.6%
5	Caa and lower	5.0	5.4	0.1%
Total fixed maturities		$7,514.8	$7,723.9	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,080.2	$1,108.3	14.3%
2-4 Years		1,581.1	1,660.9	21.5%
4-6 Years		2,263.8	2,349.0	30.4%
6-8 Years		1,603.8	1,622.4	21.0%
8-10 Years		854.9	846.5	11.0%
10+ Years		131.0	136.8	1.8%
Total fixed maturities		$7,514.8	$7,723.9	100.0%
Weighted Average Duration		4.9

(1)Net of allowance for credit losses of $0.3 million.

THE HANOVER INSURANCE GROUP
TOP 25 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
December 31, 2021

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Minnesota Housing Finance Agency	$41.0	$40.7	0.43%	AAA
Morgan Stanley	34.4	36.4	0.39%	BBB+
State of Ohio	34.2	33.8	0.36%	AA+
Charles Schwab	29.6	31.1	0.33%	A
Truist Financial	29.5	31.1	0.33%	A-
Goldman Sachs	29.0	30.3	0.32%	BBB+
Sumitomo Mitsui Financial	27.6	28.1	0.30%	A-
AbbVie	27.1	28.2	0.30%	BBB+
Bank of America	26.3	28.2	0.30%	A-
Massachusetts School Building Authority	26.3	25.8	0.28%	AA+
Westpac Banking	25.6	26.7	0.28%	A
State of Oregon	25.5	25.2	0.27%	AA+
California State University	25.3	25.8	0.28%	AA-
JP Morgan Chase	25.0	26.1	0.28%	A-
PNC Bank	24.7	26.3	0.28%	A
National Grid	24.2	24.8	0.26%	BBB+
Cigna	23.6	24.3	0.26%	A-
Kroger	23.1	23.8	0.25%	BBB
Mitsubishi UFJ Financial Group	23.1	23.9	0.26%	A-
District of Columbia	23.0	22.3	0.24%	AAA
State of Wisconsin	22.5	22.5	0.24%	AA+
Citizens Financial Group	22.3	22.9	0.24%	BBB+
UBS Group	22.0	22.4	0.24%	A-
SVB Financial Group	22.0	21.9	0.23%	BBB
MassMutual Global Funding II	22.0	23.2	0.25%	AA+
Top 25 Corporate and Municipal	$658.9	$675.8	7.20%

(1) - Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2021		2020		2021		2020
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$120.9		$103.2		$269.9		$275.4
Personal Lines	40.9		50.8		158.5		212.5
Other	1.1		(3.7)		3.9		(3.2)
Total	162.9		150.3		432.3		484.7

Interest expense	(8.5)		(8.5)		(34.0)		(37.1)

Operating income before income taxes	154.4	$4.27	141.8	$3.82	398.3	$10.93	447.6	$11.75

Income tax expense on operating income	(32.3)	(0.89)	(29.8)	(0.80)	(80.0)	(2.20)	(92.6)	(2.43)

Operating income after income taxes	122.1	3.38	112.0	3.02	318.3	8.73	355.0	9.32

Non-operating items:
Net realized gains (losses) from sales and other	(2.2)	(0.06)	5.8	0.16	4.6	0.13	17.9	0.47
Net change in fair value of equity securities	53.2	1.47	57.8	1.56	119.1	3.27	13.4	0.35
Impairment recoveries (losses) on investments	(0.6)	(0.02)	1.6	0.04	(0.7)	(0.02)	(26.3)	(0.69)
Loss from repayment of borrowings	-	-	-	-	-	-	(6.2)	(0.16)
Other non-operating items	-	-	-	-	-	-	(1.6)	(0.05)
Income tax benefit (expense) on non-operating items	(9.7)	(0.26)	(11.3)	(0.31)	(21.3)	(0.59)	9.8	0.26
Income from continuing operations, net of taxes	162.8	4.51	165.9	4.47	420.0	11.52	362.0	9.50

Discontinued operations (net of taxes):

Income from Chaucer business	1.2	0.03	0.4	0.01	1.2	0.03	0.4	0.01

Loss from discontinued life businesses	(0.5)	(0.01)	(1.7)	(0.05)	(2.5)	(0.06)	(3.7)	(0.09)

NET INCOME	$163.5	$4.53	$164.6	$4.43	$418.7	$11.49	$358.7	$9.42

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and taxes is net income (loss), excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income (loss) from: Commercial Lines, Personal Lines, and Other. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock.  The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income (loss) attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, severe winter weather, fire, explosions and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income (loss) determined in accordance with GAAP. A reconciliation of income (loss) from continuing operations to operating income before interest expense and taxes and income (loss) from continuing operations per share to operating income after taxes per share for the three and twelve months ended December 31, 2021 and 2020 is set forth on page 18 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company's website, www.hanover.com

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF February 2, 2022				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 505000
Worcester, MA 01653				The Hanover Insurance				Louisville, KY 40233-5000
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of February 2, 2022, and may be				Oksana Lukasheva
sales prices of our common stock and quarterly cash				revised, superseded or withdrawn by the respective rating agency at				Senior Vice President
dividends for the periods indicated:				any time. For the most current information concerning the financial				Corporate Finance
				ratings of The Hanover Insurance Group and its subsidiaries, please				olukasheva@hanover.com
Quarter Ended	2021			visit the websites of the respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$133.12	$112.47	$0.700
June 30	$142.80	$129.83	$0.700
September 30	$142.35	$127.33	$0.700
December 31	$136.97	$121.75	$0.750

Quarter Ended	2020
	Price Range		Dividends
	High	Low	Per Share
March 31	$140.54	$83.67	$0.650
June 30	$115.06	$84.64	$0.650
September 30	$107.36	$89.10	$0.650
December 31	$118.34	$93.58	$0.700